Supplement dated September 1, 2022 to the Statement of Additional Information dated, May 1, 2022, as may be revised or supplemented from time to time, for the following Funds:

Natixis U.S. Equity Opportunities ETF

Natixis Vaughan Nelson Mid Cap ETF

Natixis Vaughan Nelson Select ETF

(each a “Fund” and together the “Funds”)

Effective immediately, the fourth paragraph in the section “Portfolio Holdings Information” is revised and amended to delete the reference to Markit and to include the following:

Subject to the policies adopted by the Fund’s Board of Trustees for the disclosure of portfolio holdings information, ICE Data Indices, LLC receives information (daily disclosure of full Actual Portfolio holdings) for the purpose of calculating indicative value.

Effective immediately, the third paragraph in the section “Creations and Redemptions” is amended to include the following:

Notwithstanding the foregoing, each Fund may, but is not required to, permit orders until 4:00 p.m., Eastern Time, or until the market close (in the event an Exchange closes early).